Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE OR CONFIDENTIAL.
SETTLEMENT AGREEMENT
This Settlement Agreement (“Settlement Agreement”) is made and entered into as of July 7, 2025 (the “Effective Date”) by and between Oracle Corporation, a Delaware Corporation, (together with its affiliates, “Oracle Corporation”), Oracle International Corporation, a California corporation (together with its affiliates, “Oracle International”) and Oracle America, Inc., a Delaware corporation (together with its affiliates, Oracle Corporation and Oracle International, “Oracle”) on the one hand, and Rimini Street, Inc., a Delaware Corporation (together with its affiliates, “Rimini”) and Seth Ravin (“Ravin”), on the other hand. Oracle, Rimini, and Ravin may be referred to herein collectively as the “Parties,” or individually as a “Party.”
RECITALS
WHEREAS, on January 25, 2010, Oracle, as well as Oracle USA, Inc, brought an action against Rimini and Ravin in the lawsuit titled Oracle USA, Inc. v. Rimini Street, Inc., filed in the United States District Court, District of Nevada (the “District Court”), and originally assigned Case No. 2:10–CV–00106–LRH–PAL (such lawsuit along with all related petitions and appeals, the “Rimini I Action”) alleging, among other things, copyright infringement.
WHEREAS, following trial and appeals, the Rimini I Action resulted in monetary relief to Oracle and a permanent injunction (such permanent injunction as modified on appeal, the “Rimini I Injunction”) prohibiting Rimini from engaging in certain actions regarding various Oracle software products (Rimini I ECF No. 1166; Oracle USA, Inc. v. Rimini St. Inc., 783 F. App’x 707, 710-711 (9th Cir. 2019)).
WHEREAS, on October 15, 2014, Rimini brought an action against Oracle International in the lawsuit titled Rimini Street, Inc. v. Oracle Int’l Corp., filed in the District Court and assigned Case No. 2:14-cv-01699-MMD-DJA, seeking, among other things, declaratory relief concerning certain copyright issues, and Oracle International and Oracle America, Inc. brought counterclaims against Rimini and Ravin for copyright infringement and violations of the Digital Millennium Copyright Act and the Lanham Act, among other claims (such lawsuit together with all related petitions and appeals, the “Rimini II Action” and together with the Rimini I Action, the “Actions”).
WHEREAS, the Rimini II Action resulted in (i) a permanent injunction that was stayed pending appeal, then partially vacated by the Ninth Circuit (Case No. 23−16038), and then partially reentered by the District Court as well as (ii) an award of attorneys’ fees (the “Fees Award”).

WHEREAS, following the addition of Ravin as a counter-defendant, realignment of the parties, trial, and appeal, the Rimini II Action is presently on remand from the Ninth Circuit (the “Remand Proceedings”), and the District Court has vacated the judgment in such action and the Fees Award (Oracle Int’l Corp. v. Rimini St. Inc., 123 F.4th 986 (9th Cir. 2024); ECF No. 1634).
WHEREAS, pending further remand proceedings, the District Court entered a Modified Permanent Injunction (the “Rimini II Modified Permanent Injunction”) (ECF No. 1635).
WHEREAS, the Remand Proceedings concern solely Rimini’s support processes with respect to Oracle’s PeopleSoft software (“PeopleSoft”).
WHEREAS, on July 31, 2024, Rimini announced during its Fiscal Second Quarter Earnings Call that it had decided to wind down its offering of support and services for Oracle PeopleSoft products, including but not limited to Rimini’s Rimini Support™, Rimini Manage™, and Rimini Consult™ services for PeopleSoft products, and Rimini repeated that decision during subsequent earnings calls held on October 30, 2024 and May 1, 2025 (such announcements, “Public Statements”).
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a.    Rimini previously announced its unilateral decision to wind down the provision of support and services for PeopleSoft in the Public Statements (the “Wind Down”)[***]. As part of this Settlement Agreement, Rimini commits to complete the Wind Down no later than July 31, 2028.
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d.    Following completion of the Wind Down, Rimini will (i) sign a declaration affirming under penalty of perjury pursuant to 28 U.S.C. § 1746 that the Wind Down is complete and (ii) issue a public statement (which may be in the form of a filing with the U.S. Securities and Exchange Commission or otherwise) announcing that the Wind Down is complete.
e.    Within [***] days after the end of each calendar quarter during the time from the Effective Date to the earlier of (i) July 31, 2028 or (ii) the date Rimini notifies Oracle that Rimini has completed the Wind Down (the “Wind Down Period”), Rimini will provide Oracle with a statement of progress [***].

2.[***]
a.    During the Wind Down Period, the Parties covenant and agree not to make, initiate, join, take action in connection with, or assert any claim, action, litigation, or proceeding of any kind, known or unknown, anywhere in the world against each other during the Wind Down Period based on any claim for conduct at issue in the Rimini I Action or the Rimini II Action that accrued either (i) before the end of the Wind Down Period, if related to PeopleSoft products or (ii) before the Effective Date, if related to any other Oracle product or service (such agreement and covenant, the “Litigation Standstill”), including any new lawsuits, contempt proceedings, actions to enforce the Rimini I Injunction or the Rimini II Modified Permanent Injunction, or for discovery. By July 22, 2025, the Parties will jointly move the District Court for a stay or other appropriate relief to effectuate the Litigation Standstill with respect to all claims, actions, litigation, or proceedings, including the Remand Proceedings, pending among the Parties as of the date such stay is granted (the “District Court Stay”) and vacatur of all current hearing dates and deadlines set forth in the existing Scheduling Order (ECF No. 1637).
b.    If the District Court declines to enter the District Court Stay in the form jointly proposed by the Parties, within fourteen (14) calendar days of such denial, Oracle shall file with the District Court a motion to dismiss without prejudice the Rimini II Action in its entirety. [***]
c.    Within fourteen (14) calendar days after Rimini signs the declaration and issues the public statement [***] the Parties shall jointly file a stipulation to dismiss with prejudice the Rimini II Action in its entirety.
3.Rimini I Injunction and Rimini II Injunction. The Rimini I Injunction and the Rimini II Modified Permanent Injunction shall each remain in effect during the Wind Down Period and thereafter, regardless of Rimini’s completion of the Wind Down. The District Court will retain jurisdiction to enforce the Rimini I Injunction and Rimini II Modified Permanent Injunction during the Wind Down Period and thereafter. [***]
4.Fees, Costs, and Expenses. By July 9, 2025, Oracle will cause to be paid [***] the total sum of $37,866,802.39 (the “Fee Reimbursement”). Rimini agrees that such payment, once made, shall satisfy the repayment requirement of the District Court’s order entered June 24, 2025 (ECF No. 1649).
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a.    No Admission of Liability. It is understood and agreed by the Parties that this Settlement Agreement and the consideration therefor is a compromise and settlement of disputed claims and is not to be construed as an admission of liability on the part of any of the Parties. [***]
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IN WITNESS WHEREOF, the Parties have executed this Settlement Agreement on the dates opposite their respective signatures.

Date: July 7, 2025	Oracle Corporation
/s/ [***]
By: [***]
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Date: July 7, 2025	Oracle International Corporation
/s/ [***]
By: [***]
[***]

Date: July 7, 2025	Oracle America, Inc.
/s/ [***]
By: [***]
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Date: July 7, 2025	Rimini Street, Inc.
/s/ [***]
By: [***]
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Date: July 7, 2025	Seth Ravin
By: /s/ [***]
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[Signature page to Settlement Agreement]